UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2015
Resource Real Estate Opportunity REIT II, Inc.
(Exact name of registrant as specified in its charter)

Maryland	80-0854717
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA, 19103
(Address of principal executive offices) (Zip code)

(215) 231-7050
(Registrant's telephone number, including area code)

(former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Real Estate Opportunity REIT II, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on December 23, 2015 to provide the required financial information relating to our acquisition of a multifamily community located in Naperville, Illinois known as the Naperville Property, or Grand Reserve at Naperville ("Grand Reserve at Naperville"), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to Grand Reserve at Naperville that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01.    Financial Statement and Exhibits.

a.	Financial Statements

		Page
	Independent Auditor's Report	1
	Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2015 (unaudited) and for the Year Ended December 31, 2014	2
	Notes to Statements of Revenues and Certain Operating Expenses	3

b.	Pro Forma Financial Information
	Unaudited Pro Forma Consolidated Financial Information	4
	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015	5
	Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015	6
	Unaudited Pro Forma Consolidated Statement of Comprehensive Loss for the Nine Months Ended September 30, 2015	7
	Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss for the Nine Months Ended September 30, 2015	8
	Unaudited Pro Forma Consolidated Statement of Comprehensive Loss for the Year Ended December 31, 2014	9
	Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss for the Year Ended December 31, 2014	10

c.	Not applicable

d.	Exhibit
	Exhibit 23.1 Consent of Independent Auditor

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT II, INC.

March 4, 2016	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

Independent Auditor's Report

To the Stockholders of
Resource Real Estate Opportunity REIT II, Inc.

Report on the Statement
We have audited the accompanying statement of revenues and certain operating expenses (the “Statement”) of Grand Reserve at Naperville (the “Property”) for the year ended December 31, 2014, and the related notes to the Statement.
Management’s Responsibility for the Statement
Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Statement of the Property for the year ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 1 to the Statement, the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Resource Real Estate Opportunity REIT II, Inc.), and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ RSM US LLP
Philadelphia, PA
March 4, 2016

Grand Reserve at Naperville
Statements of Revenues and Certain Operating Expenses
For the Nine Months Ended September 30, 2015 (unaudited) and for the Year Ended December 31, 2014

	Nine Months Ended September 30, 2015	For the Year Ended December 31, 2014
	(unaudited)
Revenues:
Rental Income	$3,805,802	$4,986,998
Other Income	209,537	260,792
Total Revenues	4,015,339	5,247,790

Certain Operating Expenses:
Operating expenses	895,730	1,193,554
Real estate taxes	622,800	784,552
Insurance	38,476	48,876
Management fees	117,667	153,424
Total Certain Operating Expenses	1,674,673	2,180,406
Revenues in excess of Certain Operating Expenses	$2,340,666	$3,067,384

See accompanying notes.

Grand Reserve at Naperville
Notes to Statements of Revenues and Certain Expenses
For the Nine Months Ended September 30, 2015 (unaudited) and the Year Ended December 31, 2014

NOTE 1. Basis of Presentation
On December 18, 2015, Resource Real Estate Opportunity REIT II, Inc. (the "Company") purchased Grand Reserve at Naperville (the "Property"), a multifamily community located in Naperville, Illinois, from unaffiliated sellers.
The statements of revenues and certain operating expenses (the “Statements”) have been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Statements include the historical revenues and certain operating expenses of the Property, exclusive of interest expense, depreciation and amortization, and corporate expenses. Amounts included in property management fees include routine compensation paid to a third party managing property operations. The apartment complex was purchased for $66.7 million in cash, excluding closing costs.
In the opinion of the Company’s management, all adjustments necessary for a fair presentation of the Statements for the nine months ended September 30, 2015 (unaudited) and for the year ended December 31, 2014 have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a year.
NOTE 2. Summary of Significant Accounting Policies
Use of Estimates
The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
Revenue is derived from the rental of residential housing units with lease agreement terms of generally one year or less. The Property recognizes rent as income on a straight line basis over the term of the related lease. Included within other income is tenant reimbursement income consisting of charges billed to tenants for trash removal, utilities, and other income amounts such as administrative, application and late fees, all of which are recognized in income as earned.
NOTE 3. Subsequent Events
The Property's management evaluated all events and transactions that occurred after December 31, 2014 through March 4, 2016, the date the statements of revenues and certain operating expenses were available to be issued. During this period, the Property did not have any material subsequent events other than as disclosed in Note 1.

Unaudited Pro Forma Consolidated Financial Information

On December 18, 2015, Resource Real Estate Opportunity REIT II, Inc. (the “Company”) purchased Grand Reserve at Naperville, a multifamily community, from an unaffiliated seller. The apartment complex was purchased for $66.7 million excluding closing costs, and was funded from the capital of the Company.

The following unaudited pro forma consolidated balance sheet as of September 30, 2015 and consolidated statements of comprehensive loss for the nine months ended September 30, 2015 and for the year ended December 31, 2014 are presented as if the Company had acquired Grand Reserve Holdings at Naperville on January 1, 2014.  The footnotes to the pro forma financial statements provide details of the pro forma adjustments.  The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company’s annual report on Form 10-K for the year ended December 31, 2014 and the Company’s quarterly reports on Form 10-Q, and are not necessarily indicative of what the actual financial position or comprehensive loss would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2015

	September 30, 2015	Pro Forma Adjustments		September 30, 2015
	(a)			(Pro Forma)
Assets
Investments:
Rental property, net	$223,455,868	$65,378,396	(b)	$288,834,264
Identified intangible assets, net	2,657,199	1,321,604		3,978,803
	226,113,067	66,700,000		292,813,067

Cash	142,101,110	82,747,126	(c)	224,848,236
Restricted cash	3,150,701	—		3,150,701
Tenant receivables	31,739	—		31,739
Due from related parties	480,453	—		480,453
Subscriptions receivable	3,537,756	—		3,537,756
Prepaid expenses and other assets	715,018	64,667	(b)	779,685
Deferred offering costs	4,581,135	—		4,581,135
Deferred financing costs, net	1,732,003	—		1,732,003
Total assets	$382,442,982	$149,511,793		$531,954,775

Liabilities and Stockholders' Equity
Liabilities:
Mortgage note payable	$112,877,872	$—		$112,877,872
Accounts payable and accrued expenses	3,475,233	(169,727)	(b)	3,305,506
Due to related parties	1,844,134	—		1,844,134
Tenant prepayments	172,959	1,282	(b)	174,241
Security deposits	307,415	96,271	(b)	403,686
Distribution payable	4,555,957	—		4,555,957
Derivative liability	380,874	—		380,874
Total liabilities	123,614,444	(72,174)		123,542,270

Stockholders' equity:
Preferred stock (par value $.01; 10,000,000 shares authorized, none issued and outstanding)	—	—		—
Convertible stock (par value $.01; 50,000 shares authorized, 50,000 shares issued and outstanding)	500	—		500
Common stock (par value $.01; 1,000,000,000 shares authorized, 32,689,955 and 4,759,567 shares issued and outstanding)	326,430	149,798	(c)	476,228
Additional paid-in-capital	291,123,856	149,434,169	(c)	440,558,025
Accumulated other comprehensive loss	(134,330)	—		(134,330)
Accumulated deficit	(32,487,918)	—		(32,487,918)
Total stockholders' equity	258,828,538	149,583,967		408,412,505
Total liabilities and stockholders' equity	$382,442,982	$149,511,793		$531,954,775
See accompanying notes to unaudited pro forma consolidated financial statements

Resource Real Estate Opportunity REIT II, Inc.
Notes to Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2015

a.	Reflects the Company’s historical consolidated balance sheet as of September 30, 2015.

b.	Reflects the increase in assets and liabilities acquired as a result of the acquisition. The Company paid the purchase price with $66.7 million cash.

c.	Reflects the capital raised during the period October 1, 2015 through the date of acquisition, December 18, 2015.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Nine Months Ended September 30, 2015

	For the Nine Months Ended September 30, 2015	Pro Forma Adjustments		For the Nine Months Ended September 30, 2015
	(a)			(Pro Forma)
Revenues:
Rental income	$8,303,029	$4,015,307	(b)	$12,318,336
Interest income	86,973	32		87,005
	8,390,002	4,015,339		12,405,341

Expenses:
Rental operating	4,432,909	1,461,710	(b)	5,894,619
Acquisition costs	5,177,264	—	(d)	5,177,264
Management fees - related parties	1,356,192	612,470	(c)	1,968,662
General and administrative	2,216,195	95,296	(b)	2,311,491
Loss on disposal of assets	1,669,835	—		1,669,835
Depreciation and amortization expense	5,187,261	1,426,628	(e)	6,613,889
Total expenses	20,039,656	3,596,104		23,635,760
(Loss) income before other expense	(11,649,654)	419,235		(11,230,419)

Other expense:
Interest expense	(1,551,004)	—		(1,551,004)
Net (loss) income	(13,200,658)	419,235		(12,781,423)

Other comprehensive (loss) income:
Designated derivatives, fair value adjustment	(99,862)	—		(99,862)
Comprehensive (loss) income	$(13,300,520)	$419,235		$(12,881,285)

Weighted average shares outstanding	18,591,955			18,591,955

Basic and diluted loss per common share	$(0.71)			$(0.69)

See accompanying notes to unaudited pro forma consolidated financial statements

Resource Real Estate Opportunity REIT II, Inc.
Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Nine Months Ended September 30, 2015

a.	Reflects the Company’s historical consolidated operations for the nine months ended September 30, 2015.

b.	Reflects operating activity from January 1, 2015 to September 30, 2015 for the acquisition made during the year ended December 31, 2015.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor II, LLC, a related party of the Company. The asset management fee is nine twelfths of 1% of the asset’s cost for the nine months ended September 30, 2015. Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Real Estate Opportunity Manager II, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the nine months ended September 30, 2015.

d.	Acquisition expenses are non-recurring and have not been included for the 2015 acquisition.

e.
Reflects the additional depreciation for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years and improvements are depreciated over their estimated useful lives ranging from three to 15 years.

Resource Real Estate Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2014

	For the Year Ended December 31, 2014	Pro Forma Adjustments		For the Year Ended December 31, 2014
	(a)			(Pro Forma)
Revenues:
Rental income	$991,543	$5,247,697	(b)	$6,239,240
Interest income	8,251	93		8,344
	999,794	5,247,790		6,247,584

Expenses:
Rental operating	689,325	1,899,475	(b)	2,588,800
Acquisition costs	1,588,944	1,340,146	(d)	2,929,090
Management fees - related parties	127,496	1,003,759	(c)	1,131,255
General and administrative	1,472,181	127,507	(b)	1,599,688
Loss on disposal of assets	198,840	—		198,840
Depreciation and amortization expense	531,058	3,223,775	(e)	3,754,833
Total expenses	4,607,844	7,594,662		12,202,506
Loss before other expense	(3,608,050)	(2,346,872)		(5,954,922)

Other expense:
Interest expense	(158,842)	—		(158,842)
Net loss	(3,766,892)	(2,346,872)		(6,113,764)

Other comprehensive loss:
Designated derivatives, fair value adjustment	(34,468)	—		(34,468)
Comprehensive loss	$(3,801,360)	$(2,346,872)		$(6,148,232)

Weighted average shares outstanding	1,680,062			1,680,062

Basic and diluted loss per common share	$(2.24)			$(3.64)

See accompanying notes to unaudited pro forma consolidated financial statements

Resource Real Estate Opportunity REIT II, Inc.
Notes to Unaudited Pro Forma Consolidated Statement of Comprehensive Loss
For the Year Ended December 31, 2014

a.	Reflects the Company’s historical consolidated operations for the year ended December 31, 2014.

b.	Reflects operating activity from January 1, 2014 to December 31, 2014 for the acquisition made during the year ended December 31, 2015.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor II, LLC, a related party of the Company. The asset management fee is 1% of the asset’s cost for the year ended December 31, 2014. Also, reflects the property management fee associated with the acquisition. The property is managed by Resource Real Estate Opportunity Manager II, LLC, a related party of the Company. The property management fee is 4.5% of gross receipts for the year ended December 31, 2014.

d.	Acquisition expenses are non-recurring and have been included for the 2015 acquisition.

e.
Reflects the additional depreciation for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years and improvements are depreciated over their estimated useful lives ranging from three to 15 years.  In-place leases are amortized over six months.